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                                                                   EXHIBIT 10.15

                                                    SCANSOFT GOLD DISK AGREEMENT

                                SCANSOFT - XEROX
                          GOLD DISK BUNDLING AGREEMENT

This Agreement is between XEROX CORPORATION, with offices located at 200 Cross Keys Office Park, Fairport, NY 14450 ("Xerox") and SCANSOFT, INC., with offices located at 9 Centennial Drive, Peabody, MA 01960 ("ScanSoft") as agreed in writing to be bound by the terms and conditions hereof.

1.0      DEFINITIONS

1.1 "Software" means the ScanSoft-brand software product(s) listed in Attachment I hereto and those whose specifications are detailed in Attachment IV hereto, together with Documentation (defined below) related thereto.

1.2 "Xerox Affiliates" means Xerox Corporation, its Subsidiaries (defined below) and Affiliates (defined below), and their respective Subsidiaries and Affiliates.

1.3 "Subsidiaries" means any company as to which another company (i) owns or controls directly or indirectly more than fifty percent (50%) (by nominal number of units) of the outstanding stock or of the outstanding stock conferring the right to vote at general meetings, or (ii) has the right to elect the majority of the Board of Directors thereof or its equivalent, or (iii) has the right directly or indirectly to appoint or remove the management. "Affiliates" means any company or other business entity in which at least twenty percent (20%) interest is owned or controlled directly or indirectly by Xerox or by a Subsidiary of Xerox.

1.4      "Xerox Products" shall mean products described in Attachment II.

1.5 "Documentation" shall mean all written text including but not limited to manuals, brochures, specifications and software descriptions and all sales documentation and service documentation, and related materials customarily needed for use with Software, including all Update Software. Such documentation shall be made available in printed and camera ready forms if such forms are or become available to ScanSoft.

1.6 "Upgrade" shall mean a software release by ScanSoft which both (i) is designated by ScanSoft as a version change, for example TextBridge Pro 8.x to TextBridge Pro 9.x or higher, from current versions as are referenced in Attachment I hereto, or as such versions may be subsequently renamed to a convention which does not utilize X.X nomenclature and (ii) contains substantially new functionality compared to prior releases or is written in a different programming language.

1.7 "Update" shall mean a software release by ScanSoft relating to Software that is not an Upgrade.

2.0      ADDITIONAL RESPONSIBILITIES OF THE PARTIES

2.1      GOLD DISK. ScanSoft agrees to license Software pursuant to the terms of
         Section 6.0 below and to provide to Xerox a master copy of the Software, including Documentation on disk (the "Gold Disk"). Pursuant to the terms of Section 6.0 below, Xerox may elect, at its sole option, to distribute and sublicense such Software for use with Xerox Products. Xerox shall not distribute the Software other than for use with Xerox Products.

2.2 END USER/SCANSOFT AGREEMENTS. In the event that an end user requires additional licenses, other than as described in Attachment I, the end user shall seek such licenses directly from ScanSoft. Xerox need not be a party to such additional licenses and shall have no liability or responsibility therefor. Xerox shall have no liability if end users exceed the configurations and seats they have purchased. ScanSoft shall provide the server licenses as shown in Attachment I at [**]. If Xerox desires to distribute additional configurations other than those described in Attachment I, or additional licenses, the parties agree to negotiate an amendment to this Agreement in good faith.

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                    SCANSOFT GOLD DISK AGREEMENT


2.3 MARKETING. The ScanSoft Software logo, provided to Xerox upon signing of this Agreement in both electronic and camera ready form, may at Xerox' option, be displayed in all advertising, product literature, and in a conspicuous location on the Xerox packaging. ScanSoft will provide the artwork for the logo.

         Xerox shall provide ScanSoft, at no charge, one (1) unit each of the launch configuration of Xerox Product software to be used solely for support training, QA testing and promotional activities.

2.4 COOPERATIVE MARKETING. ScanSoft and Xerox will honor the other's reasonable requests for consultations and visits to each other's facilities and trade shows for purposes of cooperatively marketing each party's products

2.5 RELATIONSHIP MANAGER. ScanSoft and Xerox shall each appoint a manager to oversee the parties' relationship relative to the Software. These managers will be responsible for resolving issues that may from time to time arise, will meet at least twice per calendar year, and will be responsible for planning and developing a marketing program plan to facilitate the promotion of both parties' scan related solutions.

2.6 DELIVERY OF XEROX DEVICE. Xerox shall deliver one (1) Document Center 265ST multifunctional device at no cost to ScanSoft. ScanSoft agrees to utilize the subject device for the sole purpose of developing and testing the Software in furtherance of this Agreement. ScanSoft shall purchase, at its own cost and expense, all supplies and related materials required for the operation of this DC 265ST, and shall operate the same in accordance with its specifications, and use supplies approved for such deliverable. Title to the DC 265ST shall remain with Xerox at all times, but risk of loss for the same shall be, while the DC 265ST is in the possession or control of ScanSoft, on ScanSoft. ScanSoft shall return the DC 265ST to Xerox upon termination or expiration of this Agreement in the same condition as when delivered to ScanSoft, normal wear and tear excepted. Xerox agrees to provide ongoing repair and maintenance, to be applicable only for normal wear and tear activity, and to provide ongoing software updates for subject device at no cost to ScanSoft as of the Effective date of this Agreement through December 31, 1999. As of January 1, 2000, ScanSoft agrees to purchase a full service maintenance agreement (FSMA) from Xerox for the subject device and further agrees to ensure the FSMA is active throughout the term of this Agreement.

3.0      ROYALTIES

3.1 The Software shall be licensed for the royalty fees as set forth in Attachment I hereto. Xerox shall within [**] following each calendar quarter, submit to ScanSoft a statement showing the royalties owed for the Software. Calculation of the royalties shall be based on [**] of Xerox Products as further described in Attachment I. Payment of royalties due shall be made within the same [**] day period. Xerox may copy the Software for Xerox' and Xerox Affiliates' internal use, demonstration, and promotion purposes without paying a royalty.

4.0      SUPPORT AND DOCUMENTATION

4.1 ScanSoft will provide Second and Third Level Support for the Software to Xerox for a period of [**] from the Effective Date of this Agreement, as it may be reasonably requested by Xerox, to fulfill its obligations to its resellers and end users. The details of technical support responsibilities of ScanSoft and Xerox are listed in Attachment III.

4.2 If a customer problem is determined to be caused solely by a defect in media, Xerox shall issue a replacement media to a customer and Xerox agrees to pay for all associated costs incurred by such replacement except that no additional royalty is required.

4.3 Documentation and Sales Literature: ScanSoft shall furnish to Xerox, on an ongoing basis during the term hereof, [**], fully translated end user Documentation and such materials as Xerox may reasonably request for use by Xerox to prepare Documentation, brochures and other product literature, including, but not limited to, operators and maintenance manuals, catalogs, specification sheets, and other data necessary or appropriate for distribution by Xerox.

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                    SCANSOFT GOLD DISK AGREEMENT


4.4 As more specifically set forth in Attachment III, Paragraph 9, ScanSoft shall provide to Xerox, [**], one (1) technical training course with respect to the servicing and support of Software at a location designated by Xerox. The course will be provided in accordance with a schedule acceptable to Xerox. ScanSoft shall provide Xerox one copy of such training materials, which it may copy and distribute for purposes of training other employees or authorized agents, resellers and concessionaires of Xerox and Xerox Affiliates. ScanSoft shall support Xerox with subject matter experts to facilitate Xerox' conducting a minimum of two (2) additional technical training courses.

4.5 Should Xerox opt to license customized or Upgraded Software from ScanSoft, ScanSoft agrees to offer the training as described in 4.4 hereof for such customized or Upgraded Software, [**].

5.0      TITLE

         Except as may specifically be provided herein or as mutually agreed in writing, title and all rights of ownership to the Software, and all copies of all or any part thereof, are and remain with ScanSoft at all times. Xerox agrees not to remove ScanSoft's copyright notice (using the international copyright symbol) as provided by ScanSoft on the Gold Disk.

6.0      LICENSE

6.1 LICENSE GRANT. ScanSoft hereby grants to Xerox and Xerox Affiliates, under ScanSoft's applicable patents, copyrights and other intellectual property rights, a nonexclusive, worldwide right and license to use, market, maintain, reproduce [**], distribute (acting directly or indirectly through their authorized agents, resellers and concessionaires), prepare, display, lease, and [**] the Software [**], and Documentation [**]. ScanSoft grants to Xerox and Xerox Affiliates the [**] right and license to reproduce, distribute (acting directly or indirectly through their authorized agents, resellers and concessionaires) all or any part of such Documentation and materials. ScanSoft further grants Xerox the right to create and/or modify any or all parts of Documentation and such materials, and Xerox [**] of such Documentation and materials.

6.2 Each copy of the Software shall be distributed with (1) end user documentation and (2) an end user license agreement.

6.3 ScanSoft shall ensure backward compatibly between the Software, including all associated Updates and Upgrades, and the Xerox' Products, as defined in the specifications detailed in Attachment V, throughout the term of this agreement. Xerox shall test such Software compatibility in its standard end-user configuration. If the Software and Xerox' Products are not compatible, then Xerox may use the options stated in 7.3 as a remedy.

6.4 ScanSoft will provide Xerox written notification via e-mail or facsimile of pending new Upgrades and Updates whether such Updates are called releases, new versions, etc. Such notice will also include dates and methods of availability and will be given sufficiently in advance of publication in order for Xerox to react in a timely manner. Updates will be provided [**] to Xerox not later than contemporaneous with ScanSoft's making such Updates available to its other OEM licensees. Such Updates will be licensed to XEROX under the terms of this Agreement

6.5 Licensing of Software Upgrades is not covered under this Agreement. Xerox is under no obligation to purchase Software Upgrades. ScanSoft will make Upgrades available to Xerox not later than such Upgrades are offered by ScanSoft to ScanSoft's OEM licensees. Any Upgrade shall be covered by an addendum to this Agreement; provided, however, that ScanSoft agrees [**]

6.6 If there is Non Recurring Engineering (NRE) required to be performed by ScanSoft to bring the software to the specifications required by Xerox, such NRE tasks will be specifically itemized in Attachment IV hereto. NRE tasks itemized in Attachment IV shall be performed at the cost and expense of ScanSoft, and all work product resulting from such NRE shall belong to ScanSoft and become part of the Software.

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                    SCANSOFT GOLD DISK AGREEMENT


7.0      WARRANTY

7.1 ScanSoft warrants that the Gold Disk will be free from known viruses and material program defects, and will perform in material conformity with the specifications in Attachment IV for a period of ninety (90) days from the date of delivery of the master Gold Disk.

7.2 If any material program errors with the Software are discovered by Xerox, ScanSoft shall use reasonable efforts to correct such errors [**] to Xerox within the appropriate response times as specified in Attachment III, following receipt of written notice from Xerox of such errors.

7.3 If the program errors of 7.2 cannot be eliminated by ScanSoft per the response times specified in Attachment III, then as Xerox' remedy and at its option Xerox may:

                  (i) extend the correction period by an amount of time as may be determined by Xerox; or

                  (ii) approve the Software with an equitable reduction in Royalties as agreed between the parties; or

                  (iii) In the event the program error resides in the software product identified as link agent, item 3 in Attachment I, Xerox may elect to fix the program errors itself, [**]

7.4 EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, SCANSOFT HEREBY DISCLAIMS AND XEROX HEREBY EXPRESSLY WAIVES ANY AND ALL OTHER EXPRESS WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE, AND ANY AND ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8.0      TERMINATION

8.1 This Agreement is effective upon the date of execution by ScanSoft and Xerox (Effective Date). Subject to the termination provisions set forth in this Agreement, the initial term shall commence on the Effective Date and run for a Twenty-four (24) month period. This Agreement may be renewed for successive one-year periods by mutual written consent of the parties.

8.2 Either ScanSoft or Xerox may terminate this Agreement by written notice of termination to the other party upon a material breach by the other party which has not been cured within forty-five (45) days of written notice of such breach. Confidential obligations pursuant to Section
         13.0 below shall not be waived and shall survive termination.

8.3 Xerox reserves the right, in whole or in part, in the exercise of its discretion, to terminate this Agreement upon not less than forty-five
         (45) days written notice to ScanSoft.

9.0      EFFECT OF TERMINATION

9.1 Termination or nonrenewal shall not relieve either party of obligations incurred prior to termination or expiration. All monies due to ScanSoft from Xerox shall become immediately due and payable upon any termination.

9.2      Upon termination or expiration, Xerox shall, except as provided in this
         Section 9.2, (1) stop production and distribution of the Software and
         (2) cease use of the ScanSoft Software logo. Xerox shall destroy any ScanSoft software source code contained in all types of computer memory and all relevant materials and shall upon request so certify in writing to ScanSoft within thirty (30) days of termination or expiration. Notwithstanding the above, (1) Xerox may retain a reasonable quantity of the Software only for the purposes of providing its customers with ongoing support and (2) this Agreement shall remain in force and effect for software packaged with Xerox Products or under contract for sale or sublicense from Xerox Affiliates as of the termination or expiration date.

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.3 Survival. Termination of this Agreement shall not affect any existing agreements with customers or with Xerox Affiliates, and the license and sublicense rights of such parties shall continue perpetually. The


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         following provisions shall also remain in force and effect according to their terms after termination expiration or of this Agreement: 4.3, 5.0, 7.0, 10.0, 11.0, 12.0, 13.0, 14.0, 15.0, 18.0, 19.0, 20.0, 21.0
         22.0. Unless this Agreement expressly provides otherwise, or by its nature a provision cannot survive this Agreement, all other provisions of this Agreement shall, to the extent applicable, survive the expiration or any termination hereof.

10.0     INDEMNIFICATION

10.1 ScanSoft represents and warrants that it has sufficient right, title and interest in and to the Software to enter into this Agreement and further warrants that it is not aware that the Software infringes any patent, copyright or other proprietary right of a third party and that it has not been notified by a third party of a possibility that the Software might infringe any patent, copyright or other proprietary right of a third party.

10.2 ScanSoft shall defend and indemnify (including reasonable costs and attorney fees) Xerox and Xerox Affiliates from, and pay any judgment for, any claim, action or other proceeding brought against Xerox or Xerox Affiliates arising from the use of the Software, providing that such Xerox or Xerox Affiliates promptly notifies ScanSoft in writing of any action or claim, allows ScanSoft, at ScanSoft's expense, to direct the defense, gives ScanSoft full information and reasonable assistance required to defend such suit, claim or proceeding, at no out-of-pocket expense to Xerox, and allows ScanSoft to pay any judgment, provided further that ScanSoft shall have no liability for any claim, action or other proceeding based upon acts or omissions by Xerox, the combination of the Software with hardware or software not provided by ScanSoft if the claim relates to such combination, or for settlements or costs incurred without the knowledge of ScanSoft. Notwithstanding the above, for so long as Xerox Affiliates act in accordance with the above provisions, a Xerox Affiliate may participate in actions or claims that are defended by ScanSoft by its own counsel and at its own expense. In the event that ScanSoft fails to actively defend or becomes unable to defend any action or claim, then a Xerox Affiliate, at its sole option, may assume the defense thereof. To avoid infringement, ScanSoft may, at its option, and at no charge to Xerox, obtain a license or right to continue the use of the Software or modify the Software so it no longer infringes, but is still a functional equivalent of the Software, or substitute a functional equivalent of the Software.

10.3 The foregoing indemnity does not apply, and Xerox agrees to defend and indemnify ScanSoft (including reasonable costs and attorneys' fees), with respect to any claim brought against ScanSoft alleging patent or copyright infringement allegedly arising from: (1) the unauthorized combination or utilization by Xerox of any Software or (2) the unauthorized modification of any Software by Xerox; (3) the portion of any Software manufactured by ScanSoft to Xerox' explicit specifications; (4) the production of images by Xerox in violation of the proprietary rights of third parties, providing that ScanSoft promptly notifies Xerox in writing of any such action or claim, allows Xerox, at Xerox's expense, to direct the defense, gives Xerox full information and reasonable assistance required to defend such suit, claim or proceeding, at no out-of-pocket expense to ScanSoft, and allows Xerox to pay any judgment, provided further that Xerox shall have no liability for any claim, action or other proceeding based upon acts or omissions by ScanSoft, the combination of the Software with hardware or software not provided by Xerox if the claim relates to such combination, or for settlements or costs incurred without the knowledge of Xerox.

11.0     DISCLAIMER

11.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST CONTRACTS OR LOST PROFITS OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF THE USE OF THE SOFTWARE OR RELATING TO THIS AGREEMENT HOWEVER CAUSED UNDER A CLAIM OF ANY TYPE OR NATURE BASED ON ANY THEORY OF LIABILITY (INCLUDING CONTRACT, TORT OR WARRANTY) EVEN IF THE POSSIBILITY OF SUCH DAMAGES HAS BEEN COMMUNICATED. THIS DISCLAIMER DOES NOT APPLY TO THE AFORESAID INDEMNIFICATION.

12.0     FORCE MAJEURE


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12.1     Neither party shall be liable to the other for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control, provided that the party experiencing such delay promptly notifies the other party of the delay.

13.0     CONFIDENTIAL INFORMATION

13.1     Definition of Confidential Information.

(a) "Xerox Information" means information concerning current, future, or proposed Xerox products or processes, techniques and apparatuses; business forecasts and procurement requirements; plans and technology relating to the foregoing, and plans and technology related to Xerox Affiliates' printers, copiers, and other input and output devices.

(b) "ScanSoft Information" means information obtained from ScanSoft concerning (i) non-public future products of ScanSoft or (ii) interface protocols for the Software.

(c) "Confidential Information" means Xerox Information or ScanSoft Information, as the case may be, disclosed between ScanSoft and one or more Xerox Affiliate between the Effective Date of this Agreement and the termination date of this Agreement as provided in Section 8.0 above provided that such Information is in writing or other tangible form and marked as proprietary, confidential, Private Data, Doculock(R), or the like when disclosed or, if disclosed in verbal, audio, or other non-tangible form, only if summarized in a writing so marked and delivered to the other Party within 60 days of such disclosure, in which case the Xerox Information or ScanSoft Information, as the case may be, identified in such summary shall be subject to the restrictions in this Section 13.0.

13.2 Each party agrees not to intentionally disclose or intentionally make available to any third party information received from the other party (hereinafter referred to as "Information" or "Confidential Information") in any form without the express written approval of the disclosing party.

13.3 Receiving party shall not intentionally circulate the Information within its own organization except to those with a specific need to know such Information. If written approval by disclosing party is given to receiving party to disclose Information to a third party, receiving party shall impose similar confidential restrictions on such third party to which it discloses such Information.

13.4 The obligations on receiving party recited herein shall terminate with respect to any particular portion of such Information when and to the extent that it is or becomes:

                  (i) part of the public domain through no fault of receiving party;

                  (ii) communicated by disclosing party to a third party free of any obligation of confidence;

                  (iii) independently developed by receiving party without any reference to the Information;

                  (iv) known to receiving party free of any obligation of confidence.

13.5 In no event shall the obligation of receiving party with respect to the Information extend beyond three (3) years from the date of disclosure.

13.6 Upon termination of this Agreement, the receiving party will promptly return the Information to the disclosing party or shall certify that such Information has been destroyed except that the receiving party may retain one (1) copy for archival purposes only.

14.0     ASSIGNMENT

14.1 This Agreement may not be assigned or transferred by either party without the prior written approval of the other party, which approval shall not be unreasonably withheld; provided that ScanSoft may assign its rights to any purchaser of all or substantially all of its business, and Xerox may assign its rights hereunder, or any portion thereof, to any Subsidiary or Affiliate of Xerox or to any purchaser of all or substantially all of its equipment business in connection with which the Software is then used. Further, Xerox' or Xerox Affiliates' rights and obligations under this Agreement may be exercised and performed in whole or in part by any Subsidiary or Affiliate of Xerox, provided that Xerox shall continue to be responsible to ScanSoft for the performance of its obligations under this Agreement. Subject to the limitations heretofore expressed, this Agreement shall inure to the benefit of and be binding upon the parties, their successors, administrators, heirs and assigns.


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15.0     MODIFICATION

15.1 This Agreement shall not be modified or amended except by a written agreement signed by duly authorized representatives of ScanSoft and Xerox.

16.0     BANKRUPTCY OF SCANSOFT OR XEROX

16.1     To the extent permitted by applicable law (including II U.S.C. Section
         365) the non-defaulting party may terminate this Agreement immediately by written notice to the other in the event the other party makes an assignment for the benefit of its creditors, admits in writing an inability to pay debts as they mature, a trustee or receiver is appointed respecting all or a substantial part of the other party's assets, or a proceeding is instituted by or against the other party under any provision of the Federal Bankruptcy Act and is acquiesced in or is not dismissed within sixty (60) days, or results in an adjudication of bankruptcy. To the extent applicable law prevents the non-defaulting party from terminating this Agreement, if it should wish to do so as described above, then the parties shall have only those rights and remedies permitted by applicable law, including the United States Bankruptcy Act, including but not limited to II U.S.C. Section 365.

16.2 Within thirty (30) days after delivery of the Gold Disk to Xerox, ScanSoft shall place with the Office of the General Counsel of XEROX one complete set of source code with Documentation for the software product identified as link agent, item 3 in Attachment I. The source code and Documentation shall be delivered for safekeeping to the Intellectual Property Department of Office of General Counsel, at 800 Long Ridge Road, Stamford, CT 06904, and shall not be made available to anyone outside the Office of the General Counsel unless (i) the conditions of section 7.3 (iii) are met, (ii) there is a breach of this Agreement by ScanSoft or (iii) in the event that ScanSoft files a petition for bankruptcy or in the event that a proceeding of bankruptcy is commenced for or against ScanSoft and is acquiesced in or is not dismissed within sixty (60) days, or results in an adjudication of bankruptcy. ScanSoft agrees to update and maintain the source code held in safekeeping to reflect all changes made to the link agent software product during the term of this Agreement.

17.0     COMPLIANCE WITH THE LAW

17.1 Each party represents and warrants compliance with all Federal, State and local laws, ordinances and regulations applicable to this Agreement including, but not limited to, (a) applicable requirements of (a) of the Fair Labor Standards Act, (b) Executive Order 11246, (c) the Vietnam Era Veterans Readjustment Assistance Act, and (d) the Rehabilitation Act.

18.0     NONPUBLICITY

18.1 Without prior written consent of the other Party, a party shall not (a) make any news release, public announcement, denial or confirmation of this Agreement or its subject matter, or (b) advertise or publish any facts relating to this Agreement.

19.0     CONTROLLING LAW

19.1 This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20.0     GENERAL PROVISIONS

20.1 WAIVER. Failure of either party to require strict performance by the other party of any provision shall not affect the first party's right to require strict performance thereafter. Waiver by either party of a breach of any provision shall not waive either the provision itself or any subsequent breach.

20.2 NO AGENCY. It is agreed and understood that neither Xerox nor ScanSoft has any authority to bind the other with respect to any matter hereunder. Under no circumstances shall either Xerox or ScanSoft have the right to act or make any commitment of any kind to any third party on behalf of the other or to represent the other in any way as an agent.


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20.3     HEADINGS. The headings and titles of the Sections of the Agreement are inserted for convenience only, and shall not affect the construction or interpretation of any provision.

20.4 SEVERABILITY. If any provision of the Agreement is held invalid by any law, rule, order or regulation of any government, or by the final determination of any state or federal court, such invalidity shall not affect the enforceability of any other provisions not held to be invalid.

20.5 ENTIRE AGREEMENT. This Agreement, including all attachments and appendices hereto, constitutes the entire agreement of the parties as to the subject matter hereof and supersedes any and all prior oral or written memoranda, understandings and agreements as to such subject matter except that the agreement between Xerox Corporation and ScanSoft executed on or about March 25, 1998, and the agreement between Xerox Corporation and Visioneer, Inc., executed on or about November 15, 1996, for which ScanSoft assumed all rights and liabilities on March 2, 1999 shall not be superceded but may be modified as explicitly stated in this Agreement.

21.0     YEAR 2000 WARRANTY

21.1 ScanSoft represents and warrants that the Software and ScanSoft's third party Software delivered under this Agreement is Year 2000 performance compliant and thus shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations. The remedies available to Xerox for breach of this warranty shall include prompt repair or replacement of any Software and Third Party Software or part thereof whose non-compliance is discovered and made known to ScanSoft in writing. Nothing in this warranty shall be construed to limit any rights or other remedies Xerox may otherwise have under this Agreement with respect to uncorrected program errors or defects.

22.0     EXPORT; RESTRICTED RIGHTS

22.1 Xerox shall not export, re-export or transfer, whether directly or indirectly, Software, to any person or company who is a legal resident or is controlled by a legal resident of any proscribed country listed in the U.S. Export Administration regulations (or any equivalent thereof) unless properly authorized by the U.S. Government.

22.2 Software shall be provided to the U.S. Government with RESTRICTED RIGHTS. Use, duplication, or disclosure by the U.S. Government is subject to the restrictions as set forth in subparagraph (c) (1) (ii) of the Rights in Technical Data and Computer Software Clause as DFARS 252.227-7013 and FAR 52.227-19, as applicable. Manufacturer is ScanSoft.

23.0     NOTICE

23.1 Any notices given shall be deemed to have been received as follows: if sent by facsimile or other form of recorded communication, when transmitted; if sent by certified first class mail, on the date of delivery as shown on the return receipt; if sent by Federal Express or equivalent overnight delivery services or by personal delivery, on the date delivered. Until notified otherwise in writing, the correct addresses for notice under this Agreement shall be:

If to Xerox:
         Rita Sherman                        Copy To:  Office of General Counsel
         Xerox Corporation                             c/o Counsel to ODPG
         200 Cross Keys, Building 815-000              Xerox Corporation
         Fairport, New York 14450                      800 Long Ridge Road
         Phone: [**]                                   Stamford, CT  06904
         Fax: [**]
         Email: [**]

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


Confidential                           8
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                                                    SCANSOFT GOLD DISK AGREEMENT

If to ScanSoft:
                  Tom D'Errico
                  ScanSoft, Inc.
                  9 Centennial Drive
                  Peabody, Massachusetts 01960
                  Phone:  [**]
                  Fax:  [**]
                  Email:  [**]




IN WITNESS WHEREOF, the parties have executed this Agreement on the dates shown below.

SCANSOFT, INC.                          XEROX CORPORATION

By:                                     By:
         ----------------------------              ---------------------------
Name:                                   Name:
         ----------------------------              ---------------------------
Title:                                  Title:
         ----------------------------              ---------------------------
Date:                                   Date:
         ----------------------------              ---------------------------

Address: 9 Centennial Drive             Address:
         ----------------------------              ---------------------------
         Peabody, MA  01960                        Rochester, NY 14623
         ----------------------------              ---------------------------
         USA                                       USA
         ----------------------------              ---------------------------

Phone:   978-977-2000                   Phone:
         ----------------------------              ---------------------------
Fax:     978-977-2425                   Fax:
         ----------------------------              ---------------------------



** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                    SCANSOFT GOLD DISK AGREEMENT


                                  ATTACHMENT I

ScanSoft products 1-5 shall be collectively referred to as Software.

ITEM   SCANSOFT  PRODUCT                          ROYALTY(1)           NUMBER OF INDIVIDUAL      NUMBER OF SERVER LICENSES
                                                                          USER LICENSES
------------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A       Class B      CLASS A      Class B      CLASS A           Class B
                                             XEROX         Xerox        XEROX        Xerox        XEROX             Xerox
                                            PRODUCT       Product      PRODUCT      Product      PRODUCT           Product
------------------------------------------------------------------------------------------------------------------------------------
1      TEXTBRIDGE PRO 8.X                                                25           50            1                 2
----------------------------------------      [**]         [**]        -------------------------------------------------------------
2      PAPERPORT LE 6.X                                                  25           50            1                 2
------------------------------------------------------------------------------------------------------------------------------------
3      LINK AGENT                                                       [**]         [**]         [**]               [**]
       (REF. ATTACHMENT 4, SECTION 5.0)
----------------------------------------      [**]         [**]        -------------------------------------------------------------
4      INSTALLER                                                        [**]         [**]         [**]               [**]
       (REF. ATTACHMENT 4, SECTION 5.0)
------------------------------------------------------------------------------------------------------------------------------------
5      UPGRADE FROM TEXTBRIDGE 98 TO       See Below(2)     N/A          25           N/A           1                N/A
       TEXTBRIDGE PRO 8.X
       UPGRADE FROM PAPERPORT 4.04 TO
       PAPERPORT LE 6.X
------------------------------------------------------------------------------------------------------------------------------------

1. The Royalty for Class A and Class B Xerox Products shall be reduced to [**] and [**] respectively after Xerox has paid a total of [**] in royalties and fees under this Agreement.

2. The royalty for item number five above shall be a flat fee of [**] which shall be invoiced by ScanSoft on or about the Effective Date of this Agreement and paid by Xerox [**] days following receipt by Xerox of a valid invoice. Payment of such one time product upgrade will enable Xerox to update its current installed base to the Software included in the table above.

LICENSE FEE

Xerox shall pay ScanSoft a one-time [**] license fee of [**], which shall be invoiced by ScanSoft on or about the Effective Date of this Agreement and paid by Xerox [**] days following receipt by Xerox of a valid invoice.

ROYALTY CALCULATION

Class A Xerox Products are Xerox Products marketed at 20-40 pages per minute. Class B Xerox Products are Xerox Products marketed at 41-75 pages per minute. Beginning January 1, 2000 Xerox shall pay the applicable royalty for [**] of the [**] of Class A Xerox Products and for [**] of the [**] of Class B Xerox Products. Royalties accrue upon complete [**] Xerox Product at a customer's site and are subject to adjustment for Xerox' customer return policy for such units to the extent units are returned to Xerox.

PRIOR AGREEMENTS

Effective October 1, 1999, the royalty rate, calculation, and payment for the Bundled Solution License Fee for TextBridge Pro '98, as agreed between the parties in the prior agreement executed on or about March 25, 1998, reference article 3.0 shall be superceded and nullified by this Agreement. Also, effective October 1, 1999, the royalty rate, calculation, and payment for Visioneer PaperPort 4.04 software, as agreed between Visioneer, Inc. and Xerox Corporation executed on or about November 15, 1996, reference article 6.0, for which ScanSoft assumed all rights and liabilities on March 2, 1999, shall be superceded and nullified by this Agreement.

The royalties listed above are based on the following ScanSoft product pricing:

--------------------------------------------------------------------------------
SCANSOFT  PRODUCT   Price per Individual User License   Price per Server License
--------------------------------------------------------------------------------
TextBridge Pro 8.x                [**]                             [**]
PaperPort LE 6.x                  [**]                             [**]
link agent                        [**]                             [**]
Installer                         [**]                             [**]
--------------------------------------------------------------------------------

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                    SCANSOFT GOLD DISK AGREEMENT


                                  ATTACHMENT II

                                 XEROX PRODUCTS

Xerox Products shall mean Xerox' document system product(s) that implement the architecture as set forth in Attachment V.

Future Xerox products requirements, as defined and communicated to ScanSoft from Xerox through revision and/or modification to the specifications in either Attachment IV or Attachment V, wherein both parties mutually agree to associated deliverables, schedule, and cost, shall be managed in accordance with the change control procedures outlined in Attachment VI hereto.


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                                                    SCANSOFT GOLD DISK AGREEMENT


                                 ATTACHMENT III

                     SOFTWARE TECHNICAL SUPPORT AND TRAINING

1.) Software Support by ScanSoft and Xerox

ScanSoft will provide technical support to Xerox' customer support and engineering personnel, as it may be reasonably requested by Xerox, to fulfill its maintenance obligations to its resellers and end users. Technical support shall include telephone support to Xerox' Second and Third Level Support as well as engineering staff on the operation, integration and utilization of the Software, and maintenance modifications and bug corrections for the Software to bring them into conformance with the specifications. [**] When a customer problem is determined by Xerox' Customer Support to be associated directly with the Software and resolution of the problem is not within the range of training received or knowledge accrued by Xerox' Customer Support, Xerox' Customer Support shall contact ScanSoft's OEM telephone support for assistance as listed in 4.1 of this Attachment.

2.) Support Levels

2.1 First Level Support: Xerox support centers provide first level support to end customers. Cases that can be immediately answered and require no callback to the customer. No assistance from Second Level Support is required.

2.2 Second Level Support: Xerox support centers provide second level support to end customers. Cases that involve knowledge of the Software program, problem isolation or investigation by technical support technicians and may require a callback to the customer. Assistance from ScanSoft's OEM telephone support and/or Third Level Support may be required.

2.3 Third Level Support: Xerox support centers provide third level support to end customers. Cases that involve detailed knowledge of the Software program, problem isolation and investigation by Xerox engineers. Assistance and resolution may be required from ScanSoft.

3.) ScanSoft Response to Problems ranked by Severity

3.1 Severity 1 Problems Means the Software has a problem, defect or malfunction which renders the Software or a major component of the Software inoperative. With a Severity l Problem there is a significant and on-going interruption to the end user or customers business or there is an unrecoverable loss or corruption of data. No circumvention is available. ScanSoft agrees to commence an investigation of any "Severity 1 Problems" within one (1) business day of notice by Xerox and initiate the development of corrections immediately thereafter. ScanSoft shall commit commercially reasonable efforts to provide Xerox with a fix, workaround or permanent fix within fourteen (14) business days. ScanSoft agrees to provide feedback specifying the resolution outlook timeline to Xerox within two (2) business days of initial problem notice.

3.2 Severity 2 Problems Means the Software has a problem, defect or malfunction where the Software or a major component of the Software is not working or is malfunctioning in a manner which restricts the end user or customer's use of the Software. ScanSoft agrees to commence an investigation of any "Severity 2 Problems" within two (2) business days of notice by Xerox and initiate the development of corrections immediately thereafter. ScanSoft shall commit commercially reasonable efforts to provide Xerox with a fix, workaround or permanent fix within six (6) weeks. ScanSoft agrees to provide feedback specifying the resolution outlook timeline to Xerox within five (5) business days of initial problem notice by Xerox.

3.3 Severity 3/4 Problems Means the Software has a problem, defect or malfunction where the Software or a component of the Software is not functioning as specified in the documentation and caused a minor impact on the end user or customers use of the Software. An acceptable circumvention or workaround is available. ScanSoft agrees to commence an investigation of any "Severity 3 or 4 Problems" within five (5) business days of notice by Xerox and shall be corrected in future releases of the Software. ScanSoft agrees to provide feedback specifying the resolution outlook timeline to Xerox within five (5) business days of initial problem notice by Xerox.

4.) Support Contacts

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                    SCANSOFT GOLD DISK AGREEMENT


4.1 ScanSoft Support in the US, Canada, and Europe. ScanSoft will make an OEM Hotline telephone line available to Xerox, Xerox Affiliates and Xerox Subsidiaries as follows: US and Canada hotline telephone number is [**], Europe hotline telephone number is [**]. At a minimum, ScanSoft will provide Second Level Support to these Xerox locations during the business hours of 08:30 to 17:30 Eastern Time, Monday through Friday (ScanSoft holidays excluded).

4.2 ScanSoft will provide US-based OEM Hotline for calls from Xerox Customer Support Centers in Latin and South America during the same business hours as above.

4.3 ScanSoft will provide web and email based OEM technical support ([**]) for Xerox on a worldwide basis.

4.4 Second and Third Level local language support for calls in Europe (XL) is provided by an office in the UK (NEED TEL #) in German, French, and Italian; in Canada (XCI) support is provided by an office in the US in English only; and in Latin America (ACO) support is provided by an office in the US in English only, or via email in English.

4.5 ScanSoft and Xerox will each designate a technical support manager responsible for overall communications between each company.

5.) Support Responsibility

In cases where Xerox receives call on any questions concerning other ScanSoft products, or other scanner driver connectivity, it will be the responsibility of ScanSoft and will be redirected from Xerox to ScanSoft. The customer may call the ScanSoft support line at [**] with in the USA, [**] for outside of the support for assistance with such questions. Xerox Customer Support will be responsible for all other calls related to the Software operation and the Xerox Product scan to file capabilities. ScanSoft will forward all calls related to the Xerox Product and the related scan to file capabilities to Xerox customer support centers. If both parties agree to transfer responsibility for communicating with an individual customer to ScanSoft, ScanSoft will assume all further responsibility for that customer's support, including sending any pertinent bug fixes, if available, at ScanSoft's own expense.

6.) Software License for Xerox Support Centers

In order to address customer support issues, Xerox support centers or their subcontractors are permitted to use the Software solely for support and/or testing purposes for Xerox customers. Such installation is not licensed for operational use, and is for support purposes only. The Software is for internal use only and will not be distributed externally. ScanSoft agrees to provide such software as is reasonably requested by Xerox at no cost.

7.) Software Problem Resolution Process and Escalation Process

The Software Problem Report (SPR) process includes the following steps:

         -        SPR's are filed as needed by Xerox.

         -        SPR's are prioritized by Xerox.

         - ScanSoft personnel are assigned to take direct responsibility for handling the SPR.

         -        The timeline requirement is identified to resolve the SPR.

         - The strategy that will be taken to resolve the issue is identified.

         - Resolution to the problem or work-around is communicated within timelines detailed in Section 3 of this Attachment III.

         - As appropriate and where applicable, "patches" are posted on the web for download by ScanSoft.

         - At the discretion of ScanSoft or Xerox, fixes may be rolled into a point release which can then be sent to by Xerox to customers experiencing a particular problem addressed in that version.

         - The patch or point release will be delivered to Xerox Third Level Support for fix verification at the same time as ScanSoft performs QA on the release.

         - Communication of the progress against the action plan is made on a daily basis for critical problems and on a weekly basis for normal problems.

8.)      Quarterly Reviews

8.1 Xerox and ScanSoft recognize and acknowledge the importance to each other of effective customer support and will conduct quarterly reviews to ensure the process is satisfying all parties. Additionally, if at any time this Software Technical Support and Training process is failing to satisfy either party, an interim review of the situation and the process to date will be made by ScanSoft and Xerox.


** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                    SCANSOFT GOLD DISK AGREEMENT


8.2 Xerox and ScanSoft recognize and acknowledge the importance to each other of Third Level technical support information regarding both individual cases and aggregate support statistics, and commit to provide each other with regular reports containing pertinent technical support information.

8.3 ScanSoft will provide Xerox with a "Solutions" database of known problems and solutions on a monthly basis in a format that is compatible with the Solution Exchange Standard, however, Xerox will accept the subject database in Microsoft Word '98 format until such reasonable time as ScanSoft is prepared to deliver the format required by Xerox. The database information is expected to be available from ScanSoft beginning in July 1, 1999, or sooner, and updates will be provided within twenty (20) days after the last day of each calendar month through the term of this Agreement. The format for the subject database is Microsoft Word '98.The basis for this information is on the ScanSoft web page as technical information bulletins (TIB's) which Xerox has access to.

9.) Training

         ScanSoft recognizes and acknowledges the importance of providing training regarding the Software.

9.1 ScanSoft will develop training materials that cover the information required to adequately support the Software. At a minimum, ScanSoft will provide to Xerox the same level of training that Xerox provides to its own support staff. The training materials will include robust troubleshooting and escalation procedures or guidelines.

9.2 To ensure adequate customer support, ScanSoft's training of Xerox designated personnel will be provided, as is requested by Xerox prior to Xerox' product introduction date. The training will be held at a Xerox location designated by Xerox for a mutually agreeable period appropriate to the training program.

9.3 Training will include, but shall not be limited to, back-up documentation material (instructor notes, transparencies, lab exercises/lab specifications, and hand-out documentation, all Software features and functions, customer usability, robust troubleshooting for topics (such as Installation, Software Upgrade, Quality of OCR, OCR application interface, operability to optimize OCR), escalation procedures/guidelines and relationship building for those support personnel who will be involved in (bi-directional) escalation and advanced troubleshooting based on customer support history.

9.4 ScanSoft will support Xerox in conducting training for the trainers from each of the major Xerox customer support functions that is using or supporting the Software.

9.5 Xerox may further request and ScanSoft shall provide additional training support as reasonably necessary to inform all Xerox personnel of the Software.

9.6 ScanSoft will provide on-site training at its facility, when requested by Xerox, in order to provide an in-depth, hands-on customer support experience for a mutually agreed upon number of Xerox Third Level Support technicians.

9.7 All initial training and subsequent training pertinent to a new product launch shall be provided at [**], however for any incremental training sessions Xerox shall pay ScanSoft for reasonable travel and lodging expenses.


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                                                    SCANSOFT GOLD DISK AGREEMENT


                                  ATTACHMENT IV

                                    8/10/1999

                  1.1.1.   Document Scope

         This document will describe the features of the ScanSoft releases for the Xerox OEM clients known as Xerox Scan to Desktop: Standard Edition.


                  1.1.2.   Project Scope

This project will consist of two software kits. Each kit will contain a single master CD created to support Windows 95, Windows 98 and Windows NT 4.0. This master CD will contain PaperPort, TextBridge Pro, link agent, Installer software and associated documentation. While it is understood that Windows 2000 is not launched, it is assumes that this code will support this environment. The software versions for each will be:

Standard Edition:
         PaperPort 6.1 LE
         TextBridge Pro 8.0
         link agent 1.0
         Installer

                  1.1.3.   Project Schedule

DATE
Standard Edition:

         Golden Master (English and French) 9/15/99

         Golden Master (English, French, German, Italian, Spanish, and Brazilian Portuguese) 10/15/99

                  1.1.4.   Code Base

The code base will be with the following UI languages - English US, International English, French, German, Italian, Spanish, and Brazilian Portuguese.


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                                                    SCANSOFT GOLD DISK AGREEMENT


APPENDIX A                          DOCUMENT CENTRE CUSTOMER SUPPORT INFORMATION
--------------------------------------------------------------------------------

TEXT BRIDGE PRO SUPPORT REQUIREMENTS

The following table lists the support text for the SUPPORT.RTF files within each ScanSoft application and language.

English

         [**]
         [**]
         [**]

German

         Contact your local Xerox Support

French
         Canada: [**]
         France: "Contact your local Xerox Support

Italian

         Contact your local Xerox Support

Spanish

         Contact your local Xerox Support

Brazilian Portuguese

         Contact your local Xerox Support

Note:

     These numbers will exist in the help files of TextBridge Pro, PaperPort and the link agent.


** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                    SCANSOFT GOLD DISK AGREEMENT


APPENDIX B                                             SOFTWARE INTEROPERABILITY

ScanSoft Software will properly inter-operate with Xerox desktop software. Operationally, all Software shall function as documented. In addition, but not exclusively:

1. PaperPort, TextBridge Pro and link agent will not interfere with the operation or use of CentreWare Network Scanning software

2. TextBridge Pro will process Document Centre created TIFF and Multipage TIFF images.

3.       PaperPort will utilize TextBridge Pro 8.0 software without modification

4.       PaperPort 6.1 LE will properly upgrade PaperPort 4.x desktops

5.       TextBridge Pro 8.0 will properly detect and install over TextBridge Pro
         98

6.       All software will include uninstall procedures


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                                                    SCANSOFT GOLD DISK AGREEMENT


APPENDIX C                                      COMPARISON OF PAPERPORT PRODUCTS
--------------------------------------------------------------------------------

                        COMPARISON OF PAPERPORT PRODUCTS

                         KEY FEATURES                                     PAPERPORT         PAPERPORT       PAPERPORT      PAPERPORT
                                                                       WORKGROUPS 6.1      DELUXE 6.1        6.1 LE         4.0 LE
Thumbnails of scanned images                                                 X                  X              X               X
Page View                                                                    X                  X              X               X
Links                                                                        X                  X              X               X
Built-in image compression                                                   X                  X              X               X
TWAIN scanner support                                                        X                  X              X               X
Image editing & notation Tools                                               X                  X              X               X
OCR                                                                          X                  X              X               X
ScanDirect with Visioneer sheetfed scanner                                   X                  X              X               X
32 Bit Application                                                           X                  X              X
File system integrated with Windows File system                              X                  X              X
Search documents by title, keyword. annotations, URL                         X                  X              X
Convert any document to a full color image for annotating and                X                  X              X
e-mailing as read-only
Universal viewer for sending email file attachments                          X                  X              X
Nested Folders                                                               X                  X              X
Thumbnails of Microsoft Office documents                                     X                  X              X
Thumbnail Web Bookmarks integrated with web browser)                         X                  X
WYSIWYG web page printing                                                    X                  X
Read saved web pages off-line                                                X                  X
Annotate web pages                                                           X                  X
Open, view and print documents without creator application                   X                  X
Search documents by content                                                  X                  X
Network folders accessible, sharable and searchable                          X


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                                                    SCANSOFT GOLD DISK AGREEMENT


APPENDIX D                                 COMPARISON OF TEXTBRIDGE PRO PRODUCTS
--------------------------------------------------------------------------------

                      COMPARISON OF TEXTBRIDGE PRO PRODUCTS

                                              TEXTBRIDGE PRO 8.0     TEXTBRIDGE PRO 9.0
                                                                      BUSINESS EDITION
Over 99% Accuracy                                                          X (14% improved
                                                                               over 8.0)
Reads Text on Tinted Backgrounds                                           X
Accumorph(TM) Technology                                                   X
Retains Color Pictures                                                     X
Easy-To-Use 1-2-3 Interface                                                X
PageMirror(TM) Formatting Technology                                       X
Batch Processing Scheduler                                                 X
WYSIWYG Web Output                                                         X
Table Editing Tools                                                        X
Interactive Assistance Wizard                                              X
Enhanced Spell-Checker                                                     X
Original Image Reference Pop-ups                                           X
User-defined Page Types                                                    X
Foreign Languages Support                             11                   56
Zone Templates                                        X                    X
Proofreading                                          X                    X
Picture Zoning                                        X                    X
Table Zoning                                          X                    X
Training                                              X                    X
Searchable PDF output                              Limited            Extensive
HTML support                                      Text only          Text and page layout
Dual Page for book OCR                                X                    X


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                                                    SCANSOFT GOLD DISK AGREEMENT


APPENDIX E                                             LINK AGENT SPECIFICATIONS
--------------------------------------------------------------------------------

[**]
FUNCTIONAL SPECIFICATION

                                      [**]


** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                    SCANSOFT GOLD DISK AGREEMENT


ATTACHMENT VI

                            CHANGE CONTROL PROCEDURE

This section provides an overview of the process used to communicate and track software program changes issued by Xerox throughout the term of this Agreement. Any modification to these procedures must be defined and mutually agreed upon in writing by both parties prior to implementation.

XEROX INTERNAL PROCESS:

1. A Change Request (CR) shall be the vehicle for communicating changes. The CR describes the software program change in as much technical detail as is reasonably required by the other party, the rational for the change, and the impact the change is expected to have on both Seller's and Buyer's Products. The CR originates from either party and is submitted to the designated program manager via email for review and dispositioning.

2. The designated program manager of the requesting party will review the proposed CR and determine whether to submit the CR to the other party. The program manager shall disposition each CR, in writing, within fifteen (15) business days of receipt. Such disposition shall be reliably communicated to the appropriate technical manager.


XEROX/SCANSOFT PROCESS:

3. The Program Manager of the requesting party shall submit each approved CR to the other party's designated Program Manager via email within two
         (2) business days of approving the CR.

4. Both Program Managers, Seller and Buyer, will jointly review the proposed CR and authorize it for further investigation, immediate implementation, or reject it. If investigation or implementation is authorized, the Program Managers will sign the CR, which will constitute authorization for the subject software program changes. The Program Managers shall mutually agree upon whether the CR constitutes a software Update or an Upgrade. Such designation (Update / Upgrade) shall be documented on the CR. The Program Managers shall ensure that each CR is statused within thirty (30) business days of the date the CR is submitted by the requesting party. The original signed CR will be returned to the requesting party's technical manager. Each party's Program Manager shall maintain a copy of the signed CR for reference purposes.

5. Each software program executed CR deemed an Upgrade shall be defined by a written agreement, labeled as an Addendum, contain the following information, referring specifically to this Agreement, , plus other information pertaining to the CR:

         1. Development schedule (include acceptance criteria and acceptance test procedures)

         2.       Fees (if any)

         Any such Addendum shall be mutually agreed upon in writing and signed by both parties.


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                                                    SCANSOFT GOLD DISK AGREEMENT


                                  APPENDIX "F"
                                       To
                          GOLD DISK BUNDLING AGREEMENT
                                     Between
                       XEROX CORPORATION and SCANSOFT INC.

         This appendix sets forth additional and different terms particular to the Licensed System described below and shall be incorporated by reference into the Bundling Agreement between Xerox Corporation and ScanSoft Inc. effective as of October 5, 1999. Such different or additional terms are applicable only to the Licensed System described below and in no way alter the terms and conditions applicable to other Xerox Products incorporated into the Bundling Agreement by addition of an appendix or attachment.

         WHEREAS, ScanSoft has developed certain software and data files enabling the integration of high-end optical character recognition (OCR) capabilities, known collectively as Textbridge Application Programmer Interface
(API);

         WHEREAS, Xerox wishes ScanSoft to provide a License Grant of all language versions of the API software to run on certain Xerox devices as defined in this appendix for commercial distribution, marketing and internal use;

         NOW, THEREFORE, in consideration of the promises and mutual covenants below, the parties agree as follows:

         1.0 Licensed System. The Licensed System under this appendix is defined as the Xerox Publishing Applications Family of Products.

         2.0 Software Royalty. The API software will be provided for a royalty license fee of [**] per Xerox product [**] to Xerox end-user customers.

         3.0 Software Upgrades. Scansoft will provide [**] upgrade version from [**] available to Xerox at [**] for all Licensed Systems not later than such upgrade is offered by Scansoft to Scansoft's licensees.

         4.0 Non-Royalty Activities. Xerox may use the API software without charge for internal testing, development, training, documentation, and demonstration purposes only.

         5.0 Definitions. All of the terms and definitions used in or applicable to this appendix shall retain the same meaning as defined in the Bundling Agreement and such definitions are incorporated herein by reference.

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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
                                                    SCANSOFT GOLD DISK AGREEMENT


                                  APPENDIX "F"
                                       To
                          GOLD DISK BUNDLING AGREEMENT
                                     Between
                       XEROX CORPORATION and SCANSOFT INC.


         5.0  Notice.  Any notices under this appendix shall be:

         If to Xerox Corporation:           Copy to:
         Sheldon Rosinsky                   Robert E. Levine
         Xerox Corporation ESM2-02          Xerox Corporation ESAE-116
         701 South Aviation Blvd.           710 South Aviation Blvd.
         El Segundo, CA. 90245              El Segundo, CA. 90245
         Phone: [**]                                 Phone: [**]
         Email:                                      E-mail:
         [**]                                        [**]

         If to ScanSoft Inc.:
         Sue Wilcox
         ScanSoft Inc.
         9 Centennial Drive
         Peabody, MA. 01960
         Phone: [**]
         Email:
         [**]



IN WITNESS WHEREOF, Xerox and ScanSoft have caused this Appendix "F" to be executed by their duly authorized representatives.

SCANSOFT INC.                            XEROX CORPORATION

Signature/Date: ____________________     Signature/Date:  ____________________

Print Name__________________________     Print Name __________________________

Print Title  _______________________     Print Title _________________________

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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
                                                    SCANSOFT GOLD DISK AGREEMENT


                   SCANSOFT-XEROX GOLD DISK BUNDLING AGREEMENT
                                 AMENDMENT NO. 1

                   DATED: JANUARY 01, 2000 ("EFFECTIVE DATE")

This Amendment is entered into as of the Effective Date amending the ScanSoft - Xerox Gold Disk Bundling Agreement dated September 30, 1999 ("Agreement") between Xerox Corporation, with offices at 200 Canal View, Rochester, NY 14623 ("Xerox") and ScanSoft, Inc., with offices located at 9 Centennial Drive, Peabody, MA 01960 ("ScanSoft") as agreed in writing to be bound by the terms and conditions hereof.

I.       Amendments

The Agreement is hereby modified as follows:

  1. Revise Article I - DEFINITIONS as follows:

         The following new Paragraphs are added:

         "1.8 "Document Centre Image Retriever" shall mean the link agent software as described in the Agreement.

         1.9 "Bundled" shall mean the integrated system consisting of certain Software specified in Attachment I combined with certain Xerox Products described in Attachment II. The integration may occur at the time of distribution of such Xerox Product or at later date.

         1.10 "Embedded" shall mean the integration of certain Software specified in Attachment I with certain Xerox Products described in Attachment
VII. The integration will occur prior to the distribution of such Xerox
Product."

         The following Paragraph is revised and replaced as follows:

         "1.4 "Xerox Products" shall mean the products described in Attachment II or the products described in Attachment VII."

  2. Replace Paragraphs 2.1 and 2.2 as follows:

     "2.1 Gold Disk. ScanSoft shall provide to Xerox a master copy of the Software, including Documentation on disk (the "Gold Disk"). A Gold Disk (English and French), including Documentation, shall be delivered by ScanSoft to Xerox on or about February 11, 2000 including TextBridge Pro 9.x Business Edition, PaperPort Deluxe 6.x, Document Centre Image Retriever, and Installer software and associated Documentation. A subsequent Gold Disk (English, French, Italian, Spanish, German, and Brazilian Portuguese) including TextBridge Pro 9.x Business Edition, PaperPort Deluxe 6.x, Document Centre Image Retriever, and Installer software and associated Documentation shall be delivered by ScanSoft to Xerox on or about March 26, 2000. ScanSoft shall insure references to the link agent software are updated to Document Centre Image Retriever. Licensing of such Software shall be pursuant to the terms of Section 6.0.

         (i) Within a mutually agreed timeframe of ScanSoft's deployment of PaperPort Deluxe 7.x to retail markets, ScanSoft shall deliver to Xerox an updated Gold Disk (English and French), including Documentation, with PaperPort Deluxe 7.x Software. A subsequent Gold Disk (English, French, Italian, Spanish, German, and Brazilian Portuguese) including PaperPort Deluxe 7.x, and associated Documentation shall be delivered by ScanSoft to Xerox within a time frame mutually agreed by the parties. Licensing of such Software shall be pursuant to Section 6.0.

        (ii) An additional Gold Disk (English and French), including Documentation, shall be delivered by ScanSoft to Xerox on or about February 11, 2000 including TextBridge Pro 9.x and associated Documentation. A subsequent Gold Disk (English, French, Italian, Spanish, German, and Brazilian Portuguese) including TextBridge Pro 9.x and associated Documentation shall be delivered by


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
                                                    SCANSOFT GOLD DISK AGREEMENT


              ScanSoft to Xerox on or about March 26, 2000. Licensing of such Software shall be pursuant to Section 6.0.

    2.2 End User/ScanSoft Agreements. In the event that an end user requires additional licenses beyond the 25 or 50 user licenses described in Attachment I, Xerox may provide the end user with additional licenses which shall be distributed in blocks of 25 at the royalty rates shown in Attachment I. In the event that an end user requires more than 300 licenses, the parties agree to negotiate in good faith a separate agreement and special pricing terms. In the event that an end user requires additional user licenses in increments other than 25 (i.e. 26-49 user licenses, 51-99 user licenses etc.), the end user shall seek such licenses directly from ScanSoft. Xerox need not be a party to such additional licenses and shall have no liability or responsibility therefor. [**]

  3. Revise Section 4.0 - Support and Documentation by adding the following new paragraph:

     "4.6 In addition to training previously provided, ScanSoft agrees to offer the training as described in Paragraph 4.4 above for Software items 6-10 in Attachment I."

  4. Add and incorporate Attachment VII to the Agreement as attached hereto.

  5. Revise Paragraph 6.1 and 6.2 as follows:
     "6.1 License Grant. ScanSoft hereby grants to Xerox and Xerox Affiliates, under ScanSoft's applicable patents, copyrights, and other intellectual property rights, a nonexclusive, worldwide right and license to use, market, maintain, reproduce [**], distribute (acting directly or indirectly through their authorized agents, resellers and concessionaires), prepare, display, lease, and [**] the Software [**], and Documentation [**] ScanSoft grants to Xerox and Xerox Affiliates the [**] right and license to reproduce, distribute (acting directly or indirectly through their authorized agents, resellers and concessionaires) all or any part of such Documentation and materials. ScanSoft further grants Xerox the right to create and/or modify any or all parts of Documentation and such materials, [**] of such Documentation and materials.

      6.2 Each copy of the Software Bundled with Xerox Products shall be distributed with (1) end user documentation and (2) an end user license agreement."


  6. Attachment IV to the Agreement is amended by adding the attached Metropolis Deluxe Functional Specification as Attachment IVa.

  7. Attachment I to the Agreement is deleted in its entirety and replaced with the Attachment I to this Amendment No. 1.

  8. ScanSoft acknowledges that Xerox is the owner of all rights, title and interest in and to the Document Centre(R) and the Document Centre Image Retriever(TM) trademarks; the several United States Patent and Trademark Office and foreign registrations and applications therefor; and the goodwill associated therewith. ScanSoft shall not claim any rights of ownership with respect to the symbols, brands, or trademarks of Xerox. During the term of this Agreement, Xerox shall permit ScanSoft to use the Document Centre Image Retriever(TM) trademark solely in connection with the license of its Document Center Image Retriever software product,

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


Confidential                          25

                                                    SCANSOFT GOLD DISK AGREEMENT


  listed in Attachment I, to Xerox, and for no other purpose.. ScanSoft shall apply said Trademark only to the Document Center Image Retriever software product as described in the Agreement, as amended, and the packaging thereof, if any. Xerox may request in writing, at any time, that a trademark notice acceptable to Xerox be used in relation to the sale of the Document Center Image Retriever software product and ScanSoft shall comply with Xerox' reasonable requirements regarding design, layout, format, and trademark attribution. ScanSoft shall provide to Xerox, for Xerox' approval, samples of all literature, packages, labels and labeling containing said Trademark prior to use. ScanSoft agrees that any and all rights that may be acquired by the use of said Trademark shall inure to the sole benefit of Xerox. The benefit granted herein shall be personal to ScanSoft. ScanSoft agrees to abide by the terms set forth herein and further agrees it shall not use said Trademark or any other Xerox owned trademark (excluding any and all marks previously assigned by Xerox to ScanSoft which are currently registered in Xerox' name with the United States Patent and Trademark office) with or for any third party, without the prior written consent of Xerox.

  9. Except as set forth herein, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 on the dates shown below.

SCANSOFT, INC.                            XEROX CORPORATION

By:                                       By:
           ---------------------------               ---------------------------
Name:                                     Name:
           ---------------------------               ---------------------------
Title:                                    Title:
           ---------------------------               ---------------------------
Date:                                     Date:
           ---------------------------               ---------------------------

Address:   9 Centennial Drive             Address:   200 Canal View
           ---------------------------               ---------------------------
           Peabody, MA  01960                        Rochester, NY 14623
           ---------------------------               ---------------------------
           USA                                       USA
           ---------------------------               ---------------------------

Phone:     978-977-2000                   Phone:
           ---------------------------               ---------------------------
Fax:       978-977-2425                   Fax:
           ---------------------------               ---------------------------


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
                                                    SCANSOFT GOLD DISK AGREEMENT


                                  ATTACHMENT I

ScanSoft products 1-11 shall be collectively referred to as Software.

ITEM   SCANSOFT PRODUCT                                                                       ROYALTY
                                                                                 ------------------------------------
                                                                                 25 User Licenses    50 User Licenses
                                                                                 ----------------    ----------------
1     TextBridge Pro 8.x
                          Bundled User Licenses:                                       [**]                [**]
                          Bundled Server Licenses:
                          (1 Server License per 25 User Licenses)                      [**]                [**]

2     PaperPort LE 6.x
                          Bundled User Licenses:                                       [**]                [**]

3     Document Centre Image Retriever
      (ref. Attachment IV Standard Edition, section 5.0)                               [**]                [**]

4     Installer
      (ref. Attachment IV Standard Edition, section 5.0)                               [**]                [**]
      Bundled standard kit:  Items 1-4                                                 [**](1)             [**](1)

5     Upgrade from TextBridge 98 to TextBridge Pro 8.x 25
                          Bundled User Licenses and 1Bundled
                          Server License:                                           See Below(3)
      Upgrade from PaperPort 4.04 to PaperPort LE 6.x
                          25 Bundled User Licenses
      Bundled standard upgrade kit:  Items 3-5
                                                                                    See Below(3)
6     TextBridge Pro 9.x Business Edition
                          Bundled User Licenses:                                       [**]
                          Bundled Server Licenses:
                          (1 Server License per 25 User                                [**]
                          Licenses)

7     PaperPort Deluxe 6.x/7.x
                          Bundled User Licenses:                                       [**]

8     Document Centre Image Retriever
      (ref. Attachment IVa Deluxe Edition, section 4.0)                                [**]

9     Installer
      (ref. Attachment IVa Deluxe Edition, section 5.0)                                [**]
      Bundled deluxe kit:  Items 6-9                                                  $[**](2)

10    Upgrade from Bundled standard kit (Items 1-4) to
      Bundled deluxe kit (Items 6-9)                                                   [**]
      Bundled deluxe upgrade kit: Items 8-10                                           [**](2)

11    TextBridge Pro 9.x                                                               [**]
                          Embedded Server Licenses:                              (Embedded server
                                                                                 license only, no
                                                                                  user licenses)

1. The Individual User License Royalty for Software items 1 and 2 shall be reduced to [**] and [**] respectively after Xerox has paid a total of [**] in royalties and fees under this Agreement.

2. The Individual User License Royalty for Software items 6 and 7 above shall be reduced to [**] and [**] respectively and the Individual User License Royalty for Software item 10 above shall be reduced to [**] after Xerox has paid a total of [**] in royalties and fees under this Amendment No. 1.

3. The royalty for item number five above shall be a flat fee of [**], which was previously paid by Xerox under the Agreement.

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


Confidential                          27

                                                    SCANSOFT GOLD DISK AGREEMENT


LICENSE FEE

Xerox previously paid ScanSoft a one-time non-refundable license fee of [**], under the Agreement.

ROYALTY CALCULATION

Class A Xerox Products are the Xerox Products described in Attachment II which are marketed at 20-40 pages per minute. Class B Xerox Products are the Xerox Products described in Attachment II which are marketed at 40+ pages per minute. For royalty calculation purposes, Xerox geographies are defined as United States
(US), Xerox Canada, Inc. (XCI), Xerox Business Services (XBS), European Sales Group (ESG), and Developing Markets Organization (DMO).

         Bundled Standard Kit (items 1-4 above):

         Beginning January 1, 2000 Xerox shall pay the applicable royalty for the [**] of the [**] of Software licensed to third parties which shall be calculated by [**] by third parties in conjunction with [**] of the Xerox Product from the [**] of Software [**] during such period. Royalties accrue upon complete installation of the [**] Software at a customer's site. If Xerox can not report the actual number of units of [**] Software licensed to third parties in a particular geography, [**] in the particular geography. For purposes of this calculation, installation of each Class A and Class B Xerox Product shall correspond to 25 and 50 individual user licenses of Software items 1-4, respectively.

         Bundled Deluxe Kit (items 6-9 above):

         As of the Effective Date of this Amendment, Xerox shall pay the applicable royalty for the [**] of the [**] of Software licensed to third parties which shall be calculated by [**] by third parties in conjunction with the [**] of the Xerox Product from the [**] of Software [**] during such period. Royalties accrue upon complete installation of the [**] Software at a customer's site. If Xerox can not report the actual number of units of [**] Software licensed to third parties in a particular geography, [**]. This percentage shall be reviewed and agreed by the parties on or about April 2001, with any change effective June 01, 2001. For purposes of this calculation, [**] shall mean the total [**] of [**] Software units licensed to [**] by Xerox and [**] of Xerox Product [**], including both Class A and Class B Xerox Product. For purposes of this calculation, installation of each Class A and Class B Xerox Product shall correspond to 25 individual user licenses of Software items 6-9, respectively.

         Bundled Deluxe Upgrade Kit (item 10 above):

         As of the Effective Date of this Amendment, Xerox shall pay the applicable royalty for the [**] of the [**] installations of Software licensed to third parties which shall be calculated by [**] by third parties in conjunction with the [**] of the Xerox Product from the [**] of Software [**] during such period. Royalties accrue upon complete installation of the [**] Software at a customer's site. If Xerox can not report the actual number of units of [**] Software licensed to third parties in a particular geography, [**]. This percentage shall be reviewed and agreed by the parties on or about April 2001, with any change effective June 01, 2001. For purposes of this calculation, [**] shall mean the total [**] of [**] Software units licensed to [**] by Xerox and [**] of Xerox Product [**], including both Class A and Class B Xerox Product. For purposes of this calculation, installation of each Class A and Class B Xerox Product shall correspond to 25 individual user licenses of Software item 10.

         Embedded TextBridge Pro 9.x Server License for Flowport (item 11 above):

         As of the Effective Date of this Amendment, Xerox shall pay the applicable royalty for the [**] of the [**] installations of Software licensed to third parties which shall be calculated by [**] by third parties in conjunction with the [**] of the Xerox Flowport solution from the total number of units of Software [**] during such period. Royalties accrue upon complete installation of the [**] Xerox Product, as described in Attachment VII, at a customer's site.

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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
                                                    SCANSOFT GOLD DISK AGREEMENT


PRIOR AGREEMENTS

Effective October 1, 1999, the royalty rate, calculation, and payment for the Bundled Solution License Fee for TextBridge Pro '98, as agreed between the parties in the prior agreement executed on or about March 25, 1998, reference article 3.0 was superceded and nullified by this Agreement. Also, effective October 1, 1999, the royalty rate, calculation, and payment for Visioneer PaperPort 4.04 software, as agreed between Visioneer, Inc. and Xerox Corporation executed on or about November 15, 1996, reference article 6.0, for which ScanSoft assumed all rights and liabilities on March 2, 1999, was superceded and nullified by this Agreement.

The royalties listed above are based on the following ScanSoft product pricing:

SCANSOFT PRODUCT                          Price per Individual User License          Price per Server License
TextBridge Pro 8.x                                     [**]                                    [**]
PaperPort LE 6.x                                       [**]                                    [**]
Document Centre Image Retriever                        [**]                                    [**]
Installer                                              [**]                                    [**]
TextBridge Pro 9.x Business Edition                    [**]                                    [**]
PaperPort Deluxe 6.x/7.x                               [**]                                    [**]
Bundled Deluxe Upgrade Kit                             [**]                                    [**]
TextBridge Pro 9.x for Flowport                        [**]                                    [**]


** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


Confidential                          29